UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2025

The Crypto Company

(Exact name of registrant as specified in its charter)

Nevada	000-55726	46-4212105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23823 Malibu Road, #50477, Malibu, CA	90265
(Address of principal executive offices)	(Zip Code)

(424) 228-9955

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Promissory Note and Pre-Funded Common Stock Purchase Warrant

The Crypto Company (the “Company”) borrowed funds from Three Mile Creek Future LLC (“TMCF”) and issued a Promissory Note (the “Note”) in the principal amount of 1.7 Bitcoin and a Pre-Funded Common Stock Purchase Warrant (the “Warrant”), which entitles TMCF to subscribe for and purchase from the Company up to 77,704,407 shares of the Company’s common stock, each executed on July 16, 2025.

The principal balance of the Note will be payable on January 10, 2026. The Note bears no interest and can be pre-paid by the Company any time without penalty. To secure the payment and performance of all obligations under the Note, the Company granted to TMCF a continuing security interest in all assets of the Company (the “Collateral”). Upon event of default, the unpaid principal balance of the Note will immediately become due and payable, and TMCF will have all rights and remedies available to it under the Nevada Uniform Commercial Code, including the right to take possession of the Collateral and to sell or otherwise dispose of it. AJB Capital Investments LLC, which holds a first priority security interest in the Collateral, has consented to the creation of the TMCF security interest in the Collateral and agreed to subordinate its lien to TMCF’s security interest.

The Warrant entitles TMCF to subscribe for and purchase from the Company up to 77,704,407 shares of the Company’s common stock any time prior to July 10, 2030. The aggregate exercise price of the TMCF Warrant was pre-funded to the Company. Consequently, TMCF need not pay any additional consideration to exercise the Warrant, other than a nominal exercise price of $0.03 per share.

The Warrant is exercisable at any time on or after the date of issuance and expires five years after the date of issuance.

The issuance of the Note and Warrant was made in a private transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance on exemptions afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder.

The foregoing descriptions of the Note and Warrant do not purport to be complete and are qualified in their entirety by the full text of the Note and Warrant which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Consulting Agreement

On July 22, 2025, the Company entered into a Consulting Agreement effective as of July 1, 2025, with Rafael Furst (the “Consultant”) in connection with Consultant’s appointment as the Company’s Chief Strategy Officer (the “Consulting Agreement”), as described further under Item 5.02 of this Current Report on Form 8-K.

Under the terms of the Consulting Agreement, the Consultant will serve as an independent contractor and provide strategic advisory services to the Company, including advising on the implementation of the Company’s crypto treasury strategy, blockchain education platform, M&A initiatives, and cross-platform product development over a three-month term, unless earlier terminated or extended by mutual written agreement of the parties. In consideration for the services, the Consultant will receive a total of $75,000 for the three-month term, payable on October 1, 2025, in cash or, at the Company’s sole discretion, in fully vested shares of the Company’s common stock at a 25% discount to the volume-weighted average price over the 10 trading days immediately preceding the payment date. The shares issued will be subject to restrictions under the Securities Act of 1933, as amended.

The Consulting Agreement also contains provisions relating to confidentiality, ownership of work product, non-competition, non-solicitation, indemnification, limitation of liability, and other customary terms and conditions for agreements of this nature.

Either party may terminate the Consulting Agreement at any time prior to the expiration of the term by mutual written agreement. The Consulting Agreement will automatically terminate upon the execution of a definitive employment agreement between the Company and the Consultant.

The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by the full text of the Consulting Agreement which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Strategy Officer

On July 21, 2025, the Board of Directors of the Company appointed Rafael Furst as Chief Strategy Officer of the Company, effective July 22, 2025. In connection with the appointment, the Company entered into a Consulting Agreement with Mr. Fuerst, which is described in Item 1.01 of this Current Report on Form 8-K and incorporated herein by reference.

Mr. Furst, age 56, has experience in blockchain, cryptocurrencies, and finance innovation. He served as the Head of Strategy for the Company from January 1, 2025 to July 21, 2025. Other than his role with the Company, he has not held any employment or board positions during the past five years.

There are no arrangements or understandings between Mr. Furst and any other persons pursuant to which Mr. Furst was appointed the Company’s Chief Strategy Officer. Mr. Furst does not have any family relationship with any of the Company’s directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer. Mr. Furst has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Section 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On July 22, 2025, the Company issued a press release announcing the appointment of Rafael Furst as Chief Strategy Officer. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth in this Item 7.01 and in the press release attached hereto as Exhibit 99.1, is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except to the extent that the Company specifically incorporates it by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Promissory Note dated July 16, 2025 by and between The Crypto Company and Three Mile Creek Future LLC.
10.2	Pre-Funded Common Stock Purchase Warrant dated July 16, 2025 by and between The Crypto Company and Three Mile Creek Future LLC.
10.3	Consulting Agreement dated July 22, 2025 by and between The Crypto Company and Rafael Furst.
99.1	Press Release of The Crypto Company dated July 22, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CRYPTO COMPANY
Date: July 22, 2025
	By:	/s/ Ron Levy
	Name:	Ron Levy
	Title:	Chief Executive Officer, Interim CFO and Secretary